Exhibit 99.1

RenovaCare Appoints Alan L. Rubino as President and CEO

SCOTTSDALE, Ariz., Nov. 18, 2019 (GLOBE NEWSWIRE) -- RenovaCare, Inc. (Symbol: RCAR; www.renovacareinc.com), developer of patented technologies for spraying self-donated stem cells for the regeneration of tissues and organs, today announced the appointment of  Alan L. Rubino as President and Chief Executive Officer. Mr. Rubino will lead the Company through its next stages of clinical and corporate development and financial growth.

“RenovaCare’s patent portfolio and technology platform for organ and tissue regeneration is one of the most compelling opportunities I have seen in this sector in my 35 years of industry experience,” stated Mr. Rubino.

Alan L. Rubino

President & CEO

RenovaCare, Inc.

"I look forward to working with the accomplished RenovaCare management team to build value for all our stockholders and bring breakthrough first-in-class regenerative products to market for the benefit of all stakeholders through focused clinical and business development activities in 2020 and beyond."

Mr. Rubino is recognized for his many accomplishments in major pharmaceutical and small public specialty companies, and industry board positions, that include therapeutics across a broad range of disease areas, including medical devices to accelerate wound healing and tissue regeneration therapies for burns using innovative stem cell technologies.

Recently, Mr. Rubino transitioned from Emisphere Technologies, Inc. after leading a turnaround over the last seven years and helped to position it among the leading global oral drug delivery firms. Emisphere’s turnaround was enhanced by a new four molecule collaboration with Novo Nordisk and anchored by the recent FDA approval of Novo Nordisk’s Rybelsus® which incorporated the company’s carrier technology to introduce the first-ever oral GLP-1 therapeutic for the treatment of diabetes.

The largest part of Mr. Rubino’s distinguished career includes a successful 24 years with Hoffmann-La Roche, now Genentech (a subsidiary of Roche), which is one of the world’s top 10 biopharmaceutical companies. Mr. Rubino led eight large revenue business units (over $1 billion in revenues) and launched the first biologic, Roferon-A® (alfa-interferon 2a). Along with being a member of the U.S. Executive and Operating Committees of Roche, Mr. Rubino presided over 20 new product launches, ranging from dermatology, organ transplantation, oncology, infectious diseases, CNS and other therapeutic areas. In addition, he also played a leading executive role in the acquisitions of Syntex Laboratories and Boehringer Mannheim.

Mr. Rubino holds a B.A. in economics from Rutgers University, along with a full minor in biology and chemistry and attended multiple executive education programs at Harvard Business School and the University of Lausanne in Switzerland. Currently, Mr. Rubino is also on the board of directors of Vericel, Inc., Sanuwave, Inc., and Genisphere, LLC.

“Less than 12 months ago, my family office invested $15.5 million to significantly advance RenovaCare’s business and to pursue the mission of replacing painful and costly skin grafting surgeries with an ultra-gentle healing mist of one’s own skin cells with our SkinGun,™” stated Mr. Harmel S. Rayat, who resigned as Chief Executive Officer but continues to serve as the Company’s Chairman of the Board.

“Today, as a proud long-term stockholder, I am pleased to welcome Mr.   Alan Rubino, a seasoned and proven industry executive with a history of success and multiple product launches in the healthcare sector. His appointment is among the most exciting inflection points in recent memory.”

About RenovaCare

RenovaCare, Inc. is developing first-of-its-kind autologous (self-donated) stem cell therapies for the regeneration of human organs. Its initial product under development targets the body’s largest organ, the skin. The company’s flagship technology, the CellMist™ System, uses its patented SkinGun™ to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – onto wounds.

RenovaCare is developing its CellMist™ System as a promising new alternative for patients suffering from burns, chronic and acute wounds, and scars. In the US alone, this $45 billion market is greater than the spending on high-blood pressure management, cholesterol treatments, and back pain therapeutics.

Although RenovaCare products are still in development and not available for commercial use or sale, to date, over 70 patients with various types of second-degree burns have been treated on an experimental basis utilizing the technology underlying the Company’s SkinGun™, which RenovaCare has developed as a potential alternative to skin grafting and other treatment options, such as in-vitro cultured epithelial grafts that require a specialized and expensive external laboratory.

Sprayed with a gentle mist of their own skin cells, many of these patients left the hospital within days, avoiding generally painful skin graft surgeries and potentially weeks of hospitalization. Clinical outcomes of early experimental treatments have been peer-reviewed and published in several medical journals, including Burns and Annals of Plastic Surgery.

Patients who undergo skin grafting, today’s default treatment of care, can remain hospitalized for weeks and even months, and often enduring painful and costly surgeries and prolonged physical therapy. Some of these patients may also suffer from the psychological effects of disfigurement caused by permanent scarring and often cope with the ongoing use of pain medications and protracted joint mobility issues.

RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the Company’s planned or filed submissions to the U.S. Food and Drug Administration will be accepted or cleared by the FDA.

For additional information, please call Amit Singh at: 888-398-0202 or visit: https://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company's technologies, technical problems with the Company's research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.